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                                                                      Exhibit 23


                   Consent of Independent Public Accountants


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Corporation's previously filed Registration Statement File No. 333-14553.



                                                         /s/ Arthur Anderson LLP

         New Orleans, Louisiana
         March 17, 1997